ADVANCED SERIES TRUST

AST Fidelity Institutional AMSM Quantitative Portfolio

Supplement dated February 25, 2019 to the

Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for the Advanced Series Trust (the Trust) for the AST Fidelity Institutional AMSM Quantitative Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.  Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust’s Prospectus.

The Prospectus for the Portfolio is revised as follows, effective immediately:

I.

All references to the Select International and the Select International Small Cap investment strategies are hereby removed from the section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST - AST Fidelity Institutional AMSM Quantitative Portfolio – Principal Investment Policies” and replaced with the following:

4.      International Equity Growth:  Seeks to add value in excess of the MSCI EAFE Growth Index.  The strategy typically will invest 70% or more in international developed equities with flexibility to gain exposure to companies in the US and emerging markets whose revenue is primarily generated in international developed markets.

5.      International Equity Value:  Seeks long-term capital appreciation over a market cycle relative to the MSCI EAFE Value® Index, through active management, of primarily, non-US securities, with a focus on buying quality companies that have the ability to compound value through time.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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